EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Glenn C. Lockwood, hereby certifies as follows:

(a)	I am the Chief Financial Officer of New Jersey Resources Corporation (the “Company”);

(b)
To the best of my knowledge, the Company’s Quarterly Report on Form 10-Q/A for the period ended June 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(c)
To the best of my knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:       November 24, 2009
By:	/s/ Glenn C. Lockwood
Glenn C. Lockwood
Senior Vice President and
Chief Financial Officer